XATA CORPORATION 10QSB - MARCH 31, 1998
EXHIBIT 10.9



                       THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Third Amendment") dated as of May 11, 1998 is between Norwest Bank Minnesota, National Association (the "Bank") and XATA Corporation (the "Borrower").

BACKGROUND

The Borrower and the Bank entered into a Credit Agreement dated June 20, 1995 as amended by a First Amendment on November 3, 1995 and as amended by a Second Amendment dated May 9, 1997 (as amended the "Agreement") pursuant to which the Bank provided to the Borrower a conditional revolving line of credit (the "Line"). The Line is currently evidenced by a promissory note dated May 9, 1997 (the "May 1997 Revolving Note").

The Borrower has now requested that the Bank extend the maturity date of the Line. The Bank is willing to grant this request subject to the terms of this Third Amendment.

In consideration of the above premises, the Bank and the Borrower agree as follows:

         1. Section 1.2 of the Agreement is hereby amended by deleting the March 31, 1998 date referenced therein and replacing it with "June 30, 1998".

         2. Section 2.2 of the Agreement is hereby amended by deleting the March 31, 1998 date referenced therein and replacing it with "June 30, 1998".

         3. Exhibit B of the Agreement is hereby amended by adding the following under the section titled "Security Documents":

                  Collateral Pledge Agreement. A Collateral Pledge Agreement signed by the Borrower granting the Bank a first lien security interest in the Borrower's accounts. The Borrower will execute a financing statement and all other documents sufficient to perfect the security interest granted to the Bank.

         4. The Borrower hereby represents and warrants to the Bank as follows:

                  A. The Agreement remains in full force and effect.

                  B. The execution, delivery and performance of this Third Amendment are within its corporate powers, have been duly authorized and are not in contravention of law or the terms of the Borrower's articles of incorporation or by-laws, or of any undertaking to which the Borrower is a part or by which it is bound.


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                  C. The resolutions set forth in the corporate certificate of authority dated October 20, 1995 and delivered by the Borrower to the Bank have not been amended or rescinded, and remain in full force and effect.

         5. Except as modified by this Third Amendment, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the Bank and Borrower have executed this Third Amendment as of the date and year first above written.

NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION                             XATA CORPORATION



By: /s/ Tod Jelinski                             By:  /s/ Dennis R. Johnson
    -----------------------------                   ----------------------------
     Tod Jelinski, Vice President
                                                 Its: President & CEO
                                                     ---------------------------


                                                 By: /s/ Robert M. Featherstone
                                                     ---------------------------
                                                 Its:  CFO
                                                     ---------------------------